SEQUOIA FUND, INC.
SEMI-ANNUAL REPORT
June 30, 1999

Dear Shareholder:

Sequoia Fund's results for the second quarter of 1999 are shown below with comparable results for the leading market indexes:

To June 30, 1999
                   Sequoia              Dow Jones               Standard &
                     Fund              Industrials              Poor's 500
3 months             -0.8%               12.5%                    7.0%
6 months             -3.8%               20.4%                   12.4%


As indicated by the numbers above, Sequoia's year-to-date performance is seriously lagging the returns of the major market indexes. It is never pleasant to report poor relative performance. However, we thought it might be helpful to put Sequoia's current performance in a longer-term perspective.

Over its entire 29-year history, Sequoia has returned over 12,500%, compared to a 4,900% gain in the S&P 500 over the same period (we are obligated to interject here that past performance is no guarantee of future performance). However, the Fund has underperformed the S&P 500 in 12 of its 29 calendar years - on average, more than four years out of ten. There were two periods of sustained and significant underperformance, when we declined to participate in market sectors that were red hot. From 1970-1973, the Fund lagged the return of the S&P 500 by a cumulative 39%. Our long-term shareholders will recall that during this period, the market was dominated by the high-flying Nifty Fifty, which we did not own despite the nearly universal opinion that they were "sure things". In 1979 and 1980, the Fund underperformed the S&P 500 by a cumulative 30%. The 1979-1980 market was primarily driven by the oil stocks with an assist from the technology and defense sectors, none of which we participated in. Remember those days when - without a doubt - oil prices would continue to rise forever?

We cite this history to make an important point: when you maintain a consistent investment philosophy and invest for the long term, you do not need to outperform every calendar year in order to outperform in the long term. Indeed, because market sectors and investment styles move in and out of favor, it is virtually certain that you will not outperform every calendar year.

The market's recent gains have been fueled by moves in technology and a broad array of economically sensitive stocks. We do not make any attempt to mirror the market in the composition of our portfolio, and in a focused portfolio like ours, deviation from the norm is highly probable. In making decisions to buy and/or hold stocks, we put almost all of our analytical focus on the particular company's long term economic prospects, with little emphasis on shorter term factors.
 The facts are that in today's inflated stock market we continue our search for attractive equity values but have found little we want to buy with deep conviction. Investing is a long term game and, as always, we prefer to stick to what we know and feel comfortable with, and wait for those inevitable but unpredictable market opportunities to deploy our capital aggressively when we find the risk/reward relationship more heavily weighted towards reward.

Like many others, we are bemused by the bedlam surrounding the internet stocks as well as the dramatic increase in day trading. In a recent op ed article in The Wall Street Journal, financial journalist Daniel Akst commented "Ah, what a time to be a financial pundit. A new crop of active investors, innocent of anything like a prolonged bear market, is armed with online trading accounts and an apparently insatiable appetite for investment guidance. The result is a bull market for the services of financial reporters, analysts and commentators. We are everywhere, it seems: on the air, in print and online. Unfortunately, this cacophony of investment advice tends to promote the very thing it should be discouraging, which is obsessive meddling with one's investments."

The tag line in a major advertising campaign by a leading online broker reads "In the world of investing, twenty minutes can make you -
- or break you." Another electronic broker markets what it calls "bed-and-breakfast" specials: if you buy a stock online from them one day and sell it the next morning, there is no commission charge. The New York Times reports of a $100,000 investment account opened at a leading electronic broker. In a one year period, this account generated a staggering $1.1 billion in principal value of total purchases and sales of stocks. The return to the investor as a result of all this frantic activity? The account earned $15,000.

As further evidence of the judgment-clouding effects of a rising stock market, The Wall Street Journal recently reported that a growing number of municipalities, faced with woefully underfunded pension plans for municipal workers, are issuing pension-obligation bonds. This type of bond was unheard of until a few years ago. Instead of facing up to the politically difficult alternatives of raising taxes to make good on its promises or cutting pension benefits, the municipality instead raises money by selling long term bonds with an interest rate of about 6.5%. The municipality then essentially goes on margin by contributing the borrowed funds to its underfunded pension plan to be invested in stocks. The theory is that as long as the stocks generate a return in excess of the 6.5% annual interest
cost on the bonds, the pension fund profits accordingly.    Twenty-
eight pension-obligations bonds were sold in 1998, up from seven in 1997. Philadelphia sold $1.3 billion this year. Los Angeles has a $2 billion issue outstanding. A recent conference on the subject drew 500 government officials from around the country. "We naturally wanted to play the equity markets like everyone else," says the auditor of the city of Worcester in discussing the city's recent pension bond issue. Another official, awaiting state approval for his city's proposed pension bond, cheerfully concedes, ".it's taking a gamble, like going to Foxwoods (Casino)".

Warren Buffett gave a talk about the stock market at a recent Allen & Co. gathering of media and technology executives in Sun Valley, Idaho, which is described by Ken Auletta in the July 26th issue of The New Yorker. During his remarks Buffett told an old joke which we feel captures the mood of many of today's stock buyers: An oil prospector dies and goes to Heaven. He asks St. Peter to be admitted, but is told that there is no room because there are already too many oil prospectors in Heaven. "Do you mind if I say four words?" he asks. "No harm in that," says St. Peter. The prospector cries out "Oil discovered in Hell!" With that, the resident prospectors stampede out the Heavenly gates and St. Peter invites the new arrival to come on in. "No thanks," the prospector muses, " I think I'll go along with the rest of the boys. There may be some truth to that rumor."

          Sincerely,





July 27, 1999

Please note that the mailing address for Sequoia's transfer agent has been changed. The new address is:
DST Systems, P.O. Box 219477, Kansas City, Missouri 64121.

      SEQUOIA FUND, INC.
      ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
      With Income Dividends Reinvested and Capital Gains
      Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 1999. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                   Value of    Value of     Value of
                   Initial    Cumulative   Cumulative    Total
                   $10,000     Capital     Reinvested   Value of
PERIOD ENDED:    Investment  Distributions Dividends     Shares
------------     ----------  ------------- ----------   ---------

July 15, 1970      $ 10,000          $0            $0     $10,000
May 31, 1971         11,750           0           184      11,934
May 31, 1972         12,350         706           451      13,507
May 31, 1973          9,540       1,118           584      11,242
May 31, 1974          7,530       1,696           787      10,013
May 31, 1975          9,490       2,137         1,698      13,325
May 31, 1976         12,030       2,709         2,654      17,393
May 31, 1977         15,400       3,468         3,958      22,826
Dec. 31, 1977        18,420       4,617         5,020      28,057
Dec. 31, 1978        22,270       5,872         6,629      34,771
Dec. 31, 1979        24,300       6,481         8,180      38,961
Dec. 31, 1980        25,040       8,848        10,006      43,894
Dec. 31, 1981        27,170      13,140        13,019      53,329
Dec. 31, 1982        31,960      18,450        19,510      69,920
Dec. 31, 1983        37,110      24,919        26,986      89,015
Dec. 31, 1984        39,260      33,627        32,594     105,481
Dec. 31, 1985        44,010      49,611        41,354     134,975
Dec. 31, 1986        39,290      71,954        41,783     153,027
Dec. 31, 1987        38,430      76,911        49,020     164,361
Dec. 31, 1988        38,810      87,760        55,946     182,516
Dec. 31, 1989        46,860     112,979        73,614     233,453
Dec. 31, 1990        41,940     110,013        72,633     224,586
Dec. 31, 1991        53,310     160,835       100,281     314,426
Dec. 31, 1992        56,660     174,775       112,428     343,863
Dec. 31, 1993        54,840     213,397       112,682     380,919
Dec. 31, 1994        55,590     220,943       117,100     393,633
Dec. 31, 1995        78,130     311,266       167,129     556,525
Dec. 31, 1996        88,440     397,099       191,967     677,506
Dec. 31, 1997       125,630     570,917       273,653     970,200
Dec. 31, 1998       160,700     798,314       353,183   1,312,197
June 30, 1999       149,420     784,195       328,598   1,262,213

The total amount of capital gains distributions accepted in shares was $316,164, the total amount of dividends reinvested was $84,696.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

	SEQUOIA FUND, INC.
	Statement of Investments
	June 30, 1999 (Unaudited)

COMMON STOCKS (79.23%)

                                                       Value
Shares	                                 Cost          (Note 1)
------                                 ----          --------

      BANK HOLDING COMPANIES (12.39%)
6,001,562    Fifth Third Bancorp      $ 89,869,388  $  399,478,971
  326,000    Mercantile Bankshares
             Corporation                 3,362,542      11,532,250
1,154,100    National Commerce Bancorp   7,160,816      25,245,937
4,172,100    U.S. Bancorp               52,698,217     141,851,400
                                      ------------  --------------
                                       153,090,963     578,108,558
                                      ------------  --------------

      CONSUMER PRODUCTS (.07%)
  327,600    Sturm, Ruger & Company, Inc.  355,900       3,501,225
                                      ------------  --------------
      DIVERSIFIED COMPANIES(30.01%)
   20,320	Berkshire Hathaway Inc.
     Class A*                          161,825,595   1,400,048,000
                                      ------------  --------------
     INSURANCE (11.90%)
3,828,200    Progressive Corporation-Ohio+130,018,624  555,089,000
                                       -----------  --------------
     MANUFACTURING - MOTORCYCLES (5.61%)
4,811,900    Harley Davidson, Inc.      64,628,722     261,647,063
                                      ------------  --------------

     PERSONAL CREDIT (1.80%)
1,777,700    Household International, Inc.22,359,859    84,218,537
                                      ------------  --------------
     SERVICES (15.82%)
12,723,800   Freddie Mac                52,697,585     737,980,400
                                      ------------  --------------
     Miscellaneous Securities
               (1.63%)                  72,924,380      76,265,000
                                      ------------  --------------

     TOTAL COMMON STOCKS             $ 657,901,628  $3,696,857,783
                                    --------------  --------------

	SEQUOIA FUND, INC.
	Statement of Investments
	June 30, 1999 (Unaudited)
	(continued)

        Principal                                                Value
        Amount                              Cost                (Note 1)
        ---------                           ----                 -------

U.S. GOVERNMENT OBLIGATIONS (20.77%)
$  22,000,000 U.S. Treasury Bills due
                        7/22/99      $   18,951,012         $   18,951,012
  266,000,000 U.S. Treasury Notes,
             5 7/8% due 8/31/99         266,116,531            266,581,875
  271,000,000 U.S. Treasury Notes,
             5 5/8% due 12/31/99        271,387,736            271,677,500
 259,000,000 U.S. Treasury Notes,
             5 5/8% due 4/30/2000       260,427,947            259,728,437
 152,000,000 U.S. Treasury Notes,
             5 3/8% due 7/31/2000       153,038,020            152,047,500
                                       ------------           ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS     969,921,246            968,986,324
                                       ------------           ------------
  TOTAL INVESTMENTS (100%)++         $1,627,822,874         $4,665,844,107
                                     ==============         ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.

      SEQUOIA FUND, INC.
      Statement of Assets and Liabilities
      June 30, 1999 (Unaudited)

ASSETS:

Investments in securities, at value
  (cost $1,627,822,874) (Note 1)                     $4,665,844,107

Cash on deposit with custodian                           11,243,412

Receivable for capital stock sold                            98,826

Dividends and interest receivable                        12,733,834

Other assets                                                 28,727
                                                      --------------
     Total assets                                     4,689,948,906
                                                      ==============

LIABILITIES:

Payable for capital stock repurchased                     2,089,342

Accrued expenses                                          4,171,308
                                                       -------------
     Total liabilities                                    6,260,650
                                                       -------------
Net assets applicable to 31,345,559
shares of capital stock outstanding
(Note 4)                                              $4,683,688,256
                                                      ==============
Net asset value, offering price and
redemption price per share                                   $149.42
                                                            ========
       See Notes to Financial Statements.

      SEQUOIA FUND, INC.
      Statement of Operations
      Six Months Ended June 30, 1999 (Unaudited)


INVESTMENT INCOME:
      Income:
      Dividends:
             Unaffiliated companies                                  $9,772,715
             Affiliated companies (Note 6)                              526,526
      Interest                                                       26,018,378
      Total income                                                   36,317,619

      Expenses:
      Investment advisory fee (Note 2)                               23,896,575
      Legal and auditing fees                                            46,782
      Stockholder servicing agent fees                                  204,034
      Custodian fees                                                     40,000
      Directors fees and expenses (Note 5)                               92,664
      Other                                                             118,345
      Total expenses                                                 24,398,400
      Less expenses reimbursed by Investment Adviser (Note 2)           428,000
      Net expenses                                                   23,970,400
      Net investment income                                          12,347,219

      REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Realized gain on investments:
           Unaffiliated companies                                    70,098,655
           Affiliated companies (Note 6)                             53,596,729
           Net realized gain on investments                         123,695,384

	Net decrease in unrealized appreciation on:
             Investments                                        (  320,830,848)
             Net realized and unrealized (loss) on investments  (  197,135,464)

Decrease in net assets from operations                          ($ 184,788,245)


      See Notes to Financial Statements.

	SEQUOIA FUND, INC.

	Statements of Changes in Net Assets



                                           Six Months
                                              Ended              Year
                                             6/30/99             Ended
                                           (Unaudited)         12/31/98
                                           -----------        -----------

INCREASE (DECREASE) IN NET ASSETS:
	From operations:
             Net investment income        $12,347,219        $ 11,736,732
             Net realized gain            123,695,384         431,381,943
             Net increase (decrease) in unrealized
                        appreciation      (320,830,848)       859,089,190

             Net increase (decrease) in net assets
                     from operations       (184,788,245)    1,302,207,865

      Distributions to shareholders from:
             Net investment income          (   781,080)    ( 10,988,302)
             Net realized gains            ( 158,544,077)  ( 238,181,010)
Capital share transactions (Note 4)           25,910,222      276,288,024
                                          ---------------  --------------
         Total increase (decrease)         ( 318,203,180)   1,329,326,577

NET ASSETS:
      Beginning of period                   5,001,891,436    3,672,564,859
                                             -------------- --------------
      End of period                         $4,683,688,256  $5,001,891,436
                                            =============== ===============

NET ASSETS CONSIST OF:
      Capital (par value and paid in surplus)  $1,589,834,231  $1,483,849,808
      Undistributed net investment income          12,314,569         748,430
      Undistributed net realized gains (Note3)     43,518,222     158,441,116
      Unreal1ized appreciation                  3,038,021,234   3,358,852,082
                                               --------------  --------------
                 Total Net Assets              $4,683,688,256  $5,001,891,436
                                               ==============  ==============

	SEQUOIA FUND, INC.
	NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

	Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A.	Valuation of investments: Investments are carried at market
value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B.	Accounting for investments: Investment transactions are
accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C.	Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D.	Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E.	General: Dividends and distributions are recorded by the
Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

	The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

	Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 1999 and the Investment Adviser reimbursed the Fund $428,000.
	For the six months ended June 30, 1999, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $23,896,575 and brokerage commissions of $111,445 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 1999.

NOTE 3--PORTFOLIO TRANSACTIONS:

	The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended June 30, 1999 were $74,599,042 and $161,005,037,respectively. Included in proceeds of sales is $93,911,913 representing the value of securities disposed of in payment of redemptions in-kind resulting in realized gains of $80,074,201. As a result of the redemptions in-kind net realized gains differ for financial statements and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.


	At June 30, 1999 the aggregate gross unrealized appreciation and depreciation of securities were $3,039,711,263 and $1,690,030, respectively.

NOTE 4--CAPITAL STOCK:

	At June 30, 1999 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                        1999                   1998
                              ---------------------    -------------------
	                        Shares     Amount           Shares      Amount

Shares sold                   792,318 $ 121,093,453     2,164,908 $ 319,175,918

Shares issued to
stockholders on
reinvestment of:
      Net investment income     3,851       568,922        54,399     7,959,038
      Net realized gains on
      investments             970,281   143,329,905     1,470,593   215,201,334

                            1,766,450   264,992,280     3,689,900   542,336,290

Shares repurchased          1,546,781   239,082,058     1,796,644   266,048,266


Net increase                  219,669  $ 25,910,222     1,893,256 $ 276,288,024


NOTE 5--DIRECTORS FEES AND EXPENSES:

	Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 1999 was $92,664.

NOTE 6--AFFILIATED COMPANIES:

	Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at June 30, 1999 aggregated $555,089,000 and $130,018,624, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 1999 is provided below:

                         Purchases        Sales
                                                          Realized    Dividend
Affiliate               Shares Cost  Shares     Cost         Gain       Income
Progressive Corp - Ohio  --  --     524,300 $ 18,563,238 $53,596,729  $ 526,526

NOTE 7-- The interim financial statements have not been examined by the Fund's independent accountants and accordingly they do not express an opinion thereon.


NOTE 8--SELECTED FINANCIAL INFORMATION:

					Six
					Months 	Year Ended December 31,
					Ended
					June 30
                                  1999    1998    1997    1996    1995    1994

Per Share Operating Performance
(for a share outstanding
throughout the period)
Net asset value, beginning of
period                         $160.70 $125.63  $88.44  $78.13  $55.59  $54.84

Income from investment
operations:
  Net investment income           0.39    0.39    0.08    0.38    0.31    0.42

  Net realized and unrealized
  Gains (losses) on investments (6.57)   43.07   38.10   16.41   22.62    1.41

     Total from investment
     operations                 (6.18)   43.46   38.18   16.79   22.93    1.83

Less distributions:
  Dividends from net investment
  income                        (0.03)   (0.37)  (0.08)  (0.38)  (0.31)  (0.42)

  Distributions from net
  realized gains                (5.07)   (8.02)  (0.91)  (6.10)  (0.08)  (0.66)

Total distributions             (5.10)   (8.39)  (0.99)  (6.48)  (0.39)  (1.08)

  Net asset value, end of period $149.42 $160.70 $125.63 $88.44 $78.13  $55.59

  Total Return                  -3.8%+   35.3%   43.2%   21.7%   41.4%    3.3%

Ratios/Supplemental data
  Net assets, end of period
  (in millions)           $4,683.7 $5,001.9 $3,672.6 $2,581.0 $2,185.5 $1,548.3
  Ratio to average net assets:
    Expenses                     1.0%*    1.0%    1.0%    1.0%    1.0%    1.0%
    Net investment income        0.5%*    0.3%    0.1%    0.4%    0.5%    0.8%
  Portfolio turnover rate        5%*     21%      8%     23%     15%     32%

  +  Not annualized
  *  Annualized

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
	William J. Ruane
	Richard T. Cunniff
	Robert D. Goldfarb
	Carol L. Cunniff
	John M. Harding
	Francis P. Matthews
	C. William Neuhauser
	Robert L. Swiggett
	Roger Lowenstein

OFFICERS
	William J. Ruane	- Chairman of the Board
	Richard T. Cunniff	- Vice Chairman
	Robert D. Goldfarb	- President
	Carol L. Cunniff	- Executive Vice President
	Joseph Quinones, Jr.	- Vice President, Secretary &
			Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
	Ruane, Cunniff & Co., Inc.
	767 Fifth Avenue, Suite 4701
	New York, New York  10153-4798

CUSTODIAN
	The Bank of New York
	90 Washington Street
	New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
	DST Systems, Inc.
	P.O. Box 219477
	Kansas City, Missouri  64121

LEGAL COUNSEL
	Seward & Kissel
	One Battery Park Plaza
	New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.




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